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                                                       Registration Nos. 2-11101
                                                                         811-242

                                     EXHIBIT
                                    EX-99.11


           CONSENTS OF PRICE WATERHOUSE LLP AND COOPERS & LYBRAND LLP
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses and Statements of Additional Information constituting parts of this Post-Effective Amendment No. 106 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 7, 1997 relating to the financial statements and the financial highlights appearing in the December 31, 1996 Annual Report to Shareholders of New England Growth Fund of Israel, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Independent Accountants" in such Prospectuses and to the reference to us under the heading "Financial Statements" in the Statement of Additional Information.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
April 18, 1997

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CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees of
New England Funds Trust II:


We consent to the incorporation by reference in Post-Effective Amendment No. 106 to the Registration Statement of New England Funds Trust II (comprising, respectively, the New England Limited Term U.S. Government Fund, New England Growth Opportunities Fund, New England Adjustable Rate U.S. Government Fund, New England High Income Fund, New England Massachusetts Tax Free Income Fund, New England Intermediate Term Tax Free Fund of New York and New England Intermediate Term Tax Free Fund of California - the "Series") on Form N-1A of our reports dated February 7, 1997 and February 10, 1997 on our audits of the financial statements and financial highlights of the respective Series, which reports are included in the Annual Report to Shareholders for the year ended December 31, 1996, which are incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights", "Independent Accountants" and "Experts".


                                            /s/ COOPERS & LYBRAND L.L.P.
Boston, Massachusetts                           COOPERS & LYBRAND L.L.P.
April 15, 1997